AFL-CIO Housing Investment Trust
Performance Commentary
1st Quarter 2017

Chang Suh

Senior Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

April 18, 2017

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark by 10 basis points on a gross basis for the first quarter of 2017, with a return of 0.92% compared to 0.82% for the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate). The HIT’s net return was 0.81%. Despite volatility in U.S. Treasury rates during the quarter, with a peak around the March 15 Federal Open Market Committee (FOMC) meeting, rates ended the quarter close to where they began. The HIT’s overweight to high credit quality multifamily mortgage-backed securities (MBS) and underweight to fixed-rate agency single family MBS, combined with its ongoing income advantage contributed to its gross outperformance for the quarter, despite good performance by corporate bonds that the HIT does not hold. The HIT’s multifamily MBS performed well and single family MBS posted negative excess returns for the quarter. (Please see page 2 for more on performance).

The HIT’s investments in construction-related securities provide financial benefits to investors while simultaneously allowing the HIT to generate jobs for members of the building and construction trades and to produce significant economic benefits for communities across the country. For the first quarter of 2017, the HIT invested $72 million in four projects with total development investment of $227 million, creating 3,046 housing units, and an estimated 405 union construction jobs. During HIT’s Construction Jobs Initiative, which began in 2009 and continued for the eight years of the Obama Administration, the HIT invested $2.3 billion and its subsidiary Building America CDE provided $85 million in New Markets Tax Credits for a combined 90 projects with total development of $5.3 billion (in current dollars) that have created an estimated 23,900 union construction jobs and 28,552 units of housing.

First Quarter 2017 Performance

The HIT outperformed the Barclays Aggregate for the first quarter by 10 basis points on a gross basis and underperformed by 1 basis point on a net basis. The HIT is overweighted to multifamily securities and underweighted to agency single family MBS and Treasuries relative to the Barclays Aggregate. The government/agency multifamily mortgage securities in the HIT’s portfolio, which represented 66% of its net portfolio assets at quarter-end, helped to generate higher income than the Barclays Aggregate and their spreads to Treasuries tightened during the quarter. Agency fixed-rate single family MBS, to which the HIT was underweighted by about 10%, underperformed for the quarter, positively impacting the HIT’s relative performance. During the quarter, the yield curve flattened as short and intermediate Treasury rates rose

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slightly while longer term rates fell slightly. The HIT continued to manage its duration to be slightly shorter than the benchmark to defend against the potential for a rising rate environment.

Negative impacts to HIT’s relative performance for the quarter included the HIT’s lack of corporate bonds and overweight to the highest credit quality sector of the investment grade universe. The corporate sector, which accounted for 25% of the Barclays Aggregate at the end of the period, outperformed all other types of investment grade fixed-income investments over the period, with excess returns of 38 basis points. Approximately 96% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise (GSE) guarantee compared to approximately 72% for the Barclays Aggregate at the end of the quarter. Those excess returns of -5 basis points were the lowest among the four credit ratings buckets. At the same time, the HIT had no securities rated A or BBB (with excess returns of 16 and 85 basis points, respectively) while those sectors represented nearly 24% of the Barclays Aggregate at March 31.

In addition to the HIT’s gross return exceeding the benchmark for the first quarter of 2017, gross returns also surpassed the Barclays Aggregate for the 3-, 5-, and 10-year periods by 47, 39, and 39 basis points respectively, and the 3-year net return beat the benchmark by 4 basis points. One-year gross and net returns lagged by 2 and 42 basis points, respectively, and 5- and 10-year net returns lagged by 4 and 6 basis points, respectively.

Total Returns: HIT vs. Barclays Aggregate
as of March 31, 2017

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

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Market Environment in the First Quarter of 2017

Markets were impacted during the quarter by a variety of factors including expectations about FOMC action in March and beyond, strong employment numbers for January and February, initial anticipation of U.S. fiscal stimulus, the failure to pass Obamacare replacement legislation, uncertainty over the timing of tax reform, relatively strong corporate earnings, and European concerns such as Brexit and the upcoming French elections. Domestic equities rose for the quarter overall (with the Dow, S&P 500, and NASDAQ rising by about 5%, 6%, and 10%, respectively). The Treasury yield curve flattened, but rates were not substantially different than at the beginning of the quarter. Analysts generally expected modest U.S. GDP growth for the year; some of the “hard” data such as real consumption and vehicle sales showed weakness during the quarter, while “soft” survey data such as Institute for Supply Management (ISM) manufacturing and services indices and consumer confidence showed strength.

Interest Rates. Treasuries rose by 6 basis points for the 2-year and 1 basis point for the 5-year maturity, while falling by 4 and 3 basis points for the 10-, and 30-year maturities, respectively. Rates rose with hawkish comments by FOMC members indicating a March rate hike and then fell after the FOMC increased the fed funds rate by 25 basis points while leaving the median fed funds target for the remainder of 2017 and 2018 unchanged. After the meeting, two more rate hikes were generally expected in 2017 and three in 2018.

Q1 2017 Treasury Rates

Source: Barclays Live

Spreads. For corporate bonds, 2016’s spread tightening continued in January and February, with the sector showing a positive excess return of 53 basis points for the two months. Despite widening and a negative excess return for March, excess returns for the sector were positive for the quarter as a whole (38 basis points) and the HIT’s lack of corporates hurt its relative performance. Agency single family MBS, on the other hand, underperformed during most of the quarter (-17 basis point excess return). The HIT held 17.8% fixed-rate agency single family MBS at the end of March, compared to 28.3% in the Barclays Aggregate, helping the HIT’s relative performance for the quarter. Multifamily MBS spreads on the HIT’s holdings of permanent and construction/permanent Ginnie Mae MBS both tightened by about 12 basis points and longer

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Fannie Mae DUS securities tightened by about 5 basis points. At the end of March, the HIT held over 41% of its portfolio in these types of securities. Spreads on generic benchmark securities, which were essentially flat for the quarter, are shown below.

Historical Multifamily Spreads

March 2012 - March 2017

Source: HIT and Securities Dealers

Looking Ahead

By investing in assets with superior credit quality and yield relative to the benchmark, while maintaining a similar interest rate risk profile, the HIT seeks competitive risk-adjusted returns. The high credit quality assets in which the HIT invests include multifamily MBS that are insured or guaranteed by a U.S. government agency, a GSE, or issued by certain state and local housing finance agencies, and are structured to provide some form of prepayment protection. Construction-related multifamily MBS, in particular, tend to have higher yields than other products of similar credit quality. By substituting multifamily MBS for corporate debt and some Treasury and GSE debt securities in the benchmark, the portfolio can be managed to have similar interest rate risk (duration is generally within a range of plus or minus 0.5 years to the benchmark).

The multifamily securities market should present additional opportunities for the HIT during the remainder of 2017 and into 2018. Affordable multifamily housing rental demand is likely to remain strong due to demographics and older properties will continue to require substantial renovation. To identify opportunities for the HIT to finance construction-related projects as well as investment opportunities for its subsidiaries HIT Advisers and Building America, the HIT will continue to meet with its network of developers, non-profits, housing finance agencies, city officials, and others to form new partnerships with these stakeholders. The HIT is already seeing its project pipeline grow as a result of synergies as staff discusses the various lending products available through the HIT and its subsidiaries with developers and sponsors. The HIT and its subsidiaries have a combined “platform” pipeline of some 50 transactions with total development investment of more than $2.5 billion that could be financed over the next 18 months.

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Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index

March 31, 2017

	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	96.1%	71.7%	Effective Duration	5.47	5.84
A & Below	0.1%	23.7%	Convexity	0.10	0.10
Superior Yield			Similar Call Risk
Current Yield: 33 basis point advantage	3.30%	2.97%	Call Protected	76%	72%
Yield to Worst: 31 basis point advantage	2.87%	2.56%	Not Call Protected	24%	28%

The world faces an uncertain and volatile investment environment. Uncertainty about the priorities of the new administration and its ability to shape legislation continue to impact the markets. Expectations of lower taxes and large infrastructure expenditures have been noted as reasons for increased inflation risk, but a variety of political and macroeconomic factors as well as monetary policies can counterbalance this risk.

Geopolitical risks remain across the globe. In Europe, the implementation of Brexit and the growing spread of populism may disrupt global markets. China’s cooling economy and shifting U.S. trade policies could also be unsettling to markets. Concerns over U.S. relations with Russia and North Korea’s nuclear program may also impact the markets. In addition, military conflicts and ongoing unrest in the Middle East are risk factors.

In this economic and political environment, the HIT plans to continue managing its portfolio in line with its long-term strategy and investment mandate. The HIT has a long track record of providing competitive returns while taking less credit risk than the many other core fixed-income products. The HIT recognizes that interest rates are still very low and there is asymmetry between how low rates can fall versus how high they can climb. The HIT is currently managing its duration to be slightly shorter than its benchmark to defend against a rising rate environment. However, this positioning is subject to adjustment as the market environment will likely remain dynamic. The HIT is prepared to execute its strategy in rising or falling interest rate environments.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of March 31, 2017, unless otherwise noted. The yield calculations herein are not current yield or other performance data as defined by the SEC in rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

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AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com